                                                                   Exhibit 10.6e


                            LEASE MODIFICATION NO. 4


         THIS LEASE MODIFICATION NO. 4 ("Modification No. 4") is made effective March 31, 1995, by and between J.M.J. PARTNERSHIP ("Landlord") and AMERICAN GLASSMITH, INC., f/k/a THE NEW EDGEHILL CO., INC. ("Tenant").


                             BACKGROUND INFORMATION

         A. Landlord and Tenant are parties to a Lease and Corrective Amendment to Lease Agreement dated November 28, 1990, a Lease Modification No. 1 dated October 19, 1992, a Lease Modification No. 2 dated June 8, 1993 and a Lease Modification No. 3 dated January 31, 1995. The foregoing documents are collectively referred to as the "Lease."

         B. Landlord and Tenant desire to further modify and amend the Lease.


                            STATEMENT OF MODIFICATION

         1. The time period for option to renew the term of the Lease shall be extended to the close of business on or before May 31, 1995.

         2. As consideration for the extension, Tenant shall pay within five (5) business days after full execution of this Lease Modification No. 4 the sum of Two Thousand Five Hundred Dollars ($2,500.00). An additional payment of Two Thousand Five Hundred Dollars ($2,500.00) will be payable by Tenant to Landlord on or before May 1, 1995.

         3. Tenant shall have the right to further extend the time period for the option to renew the term of the Lease for up to four (4) calendar months (June-September). In order to further extend, however, Tenant must pay to Landlord the additional sum(s) of Two Thousand Five Hundred Dollars ($2,500.00) for each additional month extension--which payment must be made on or before the first (1st) day of the applicable calendar month. Therefore, in order to extend the time period through June 30, 1995, Tenant must make the additional payment of Two Thousand Five Hundred Dollars ($2,500.00) on or before June 1, 1995.

         4. As provided above, the requirement to pay Two Thousand Five Hundred Dollars ($2,500.00) on or before May 1, 1995 is an absolute requirement. Subsequent payments of Two Thousand Five Hundred Dollars ($2,500.00) are at Tenant's discretion if it desires to further extend as above provided.

         5. All payments made and to be made under the foregoing provisions shall be non-refundable and not credited against rent or charges. Such payment shall be deemed consideration for the extension granted by Landlord.

         6. Initially, the term shall now expire May 31, 1996. In the event the additional extensions are exercised by Tenant, as above provided, the term shall automatically be extended for a like period. Therefore, if Tenant exercises all of its options to extend the time for exercise of the renewal, the initial term shall expire September 30, 1996.

         7. The purchase option contained in Article V of the Lease shall be deleted and of no further force or effect.

         8. Attached to this Modification No. 4 is a copy of a drawing submitted by the Franklin County Engineering Department. Landlord intends to convey by deed, easement or otherwise, the property required by Franklin County, and Tenant consents to and approves of such deed or easement. For the purposes of
Article XVI of the Lease, the twenty-five foot (25') provision shall be measured from the new right-of-way.

         9. Except as provided herein, all of the terms, provisions and conditions of the Lease, as amended, shall continue in full force and effect.

SIGNED AND ACKNOWLEDGED                 LANDLORD:
IN THE PRESENCE OF:
                                        J.M.J. PARTNERSHIP

/s/ Kelly A. Caudill
------------------------------
Kelly A. Caudill
------------------------------
[PRINT NAME]


/s/ Julia A. Jacoby
------------------------------
Julia A. Jacoby                         By:  /s/ Jeff Block
------------------------------               -----------------------------------
[PRINT NAME]                                     Jeff D. Block, General Partner


                                        TENANT:

                                        AMERICAN GLASSMITH, INC.


/s/ Kevin I. Green
------------------------------
Kevin  I. Green
------------------------------
[PRINT NAME]


/s/ M. Feher
------------------------------
M. Feher                                By: /s/ Timothy Wadhams
------------------------------              ------------------------------------
[PRINT NAME]
                                        Its: Vice President/Treasurer
                                             -----------------------------------

STATE OF OHIO                       :
                                    : ss:
COUNTY OF FRANKLIN                  :

         The foregoing instrument was acknowledged before me this 6th day of April, 1995, by Jeff D. Block, General Partner, J.M.J. Partnership.

                                        /s/ Julia A. Jacoby
                                        ----------------------------------------
                                        Notary Public


STATE OF MICHIGAN                   :
                                    : ss:
COUNTY OF WAYNE                     :

         The foregoing instrument was acknowledged before me this 4th day of April, 1995, by Timothy Wadhams, the Vice President of American Glassmith, Inc., on behalf of the corporation.

                                        /s/ Kevin I. Green
                                        ----------------------------------------
                                        Notary Public

                              CONSENT OF GUARANTOR

         The undersigned, Guarantor, of the Lease between J.M.J. Partnership (Landlord) and American Glassmith, Inc. (Tenant) does hereby consent to Lease Modification No. 3 and agrees that the terms, provisions and conditions contained herein are part of the Lease and said Guarantor is otherwise fully bound under the terms of its Guarantee.

                                        MASCOTECH, INC., a Delaware corporation, f/k/a MASCO INDUSTRIES, INC.



                                        By:  /s/ Eugene A. Gargaro, Jr.
                                             -----------------------------------
                                        Its:  Secretary
                                             -----------------------------------

                                   ATTACHMENT

                              [GRAPHIC OF SITE MAP]


                                        4